Harbor Capital Appreciation Fund

Retirement Class HNACX
Institutional Class HACAX
Administrative Class HRCAX
Investor Class HCAIX

Summary Prospectus – July 1, 2025
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2025, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[2]	0.04%	0.12%	0.12%	0.22%
Total Annual Fund Operating Expenses	0.64%	0.72%	0.97%	1.07%
Fee Waiver[1]	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.59%	0.67%	0.92%	1.02%
1  The Advisor has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2026. Only the Fund’s Board of Trustees may modify or terminate this agreement.
2 Restated to reflect current fees for the Investor Class.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$60	$200	$352	$794
Institutional	$68	$225	$396	$890
Administrative	$94	$304	$531	$1,185
Investor	$104	$335	$585	$1,301

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. companies with market capitalizations of at least $1 billion at the time of purchase and that the Subadvisor considers to have above average prospects for growth.
The Subadvisor uses a bottom-up approach, researching and evaluating individual companies, to manage the Fund’s portfolio. This research includes visits to companies and discussions with company management.
In selecting stocks for the Fund’s portfolio, the Subadvisor looks for companies that it believes have the following financial characteristics:
■
Superior absolute and relative earnings growth
■
Superior sales growth, improving sales momentum and high levels of unit growth
■
High or improving profitability
■
Strong balance sheets
In addition, the Subadvisor looks for companies that have actually achieved or exceeded expected earnings results and, in the opinion of the Subadvisor, are attractively valued relative to their growth prospects.
The Subadvisor focuses on stocks of companies that it believes have distinct attributes such as:
■
Strong market position with a defensible franchise
■
Unique marketing competence
■
Strong research and development leading to superior new product flow
■
Capable and disciplined management
The Subadvisor prefers companies that are in the early stages of demonstrating the above financial characteristics and other attributes.
The stocks of mid and large cap companies in the Fund’s portfolio are those the Subadvisor expects to maintain or achieve above average earnings growth. The Subadvisor integrates research regarding environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities into its investment process, and engages with certain companies on these topics when deemed material. The key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer. Such ESG factors may not be determinative in deciding whether to include or exclude any particular investment in the portfolio and are not the sole considerations when making

Summary Prospectus
Harbor Capital Appreciation Fund

investment decisions and may be given more or less weight than other inputs in the investment selection process in a given investment decision. Sector allocations are the outcome of the Subadvisor’s bottom-up investment process and may, from time to time, result in more substantial investments in particular sectors. As of December 31, 2024, the Fund has a substantial investment in the information technology sector.
The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first three risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the
Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Information Technology Sector Risk: Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing

Summary Prospectus
Harbor Capital Appreciation Fund

regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	34.29%	Q2 2020
Worst Quarter	-25.49%	Q2 2022
Average Annual Total Returns — As of December 31, 2024

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Capital Appreciation Fund
Retirement Class* Before Taxes	30.57%	17.50%	16.08%	12.70%	03-01-2016
Institutional Class Before Taxes	30.46%	17.40%	16.00%	12.68%	12-29-1987
After Taxes on Distributions	27.45%	15.32%	13.86%	N/A
After Taxes on Distributions and Sale of Fund Shares	20.23%	13.81%	12.82%	N/A
Administrative Class Before Taxes	30.14%	17.11%	15.72%	12.35%	11-01-2002
Investor Class Before Taxes	29.99%	16.98%	15.58%	12.19%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	25.02%	14.53%	13.10%	11.28%
Russell 1000® Growth Index^^	33.36%	18.96%	16.78%	11.84%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance.
^^Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

Summary Prospectus
Harbor Capital Appreciation Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Jennison Associates LLC (“Jennison”) has subadvised the Fund since May 1990.

Portfolio Managers
The co-portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Kathleen A. McCarragher Jennison Associates LLC
Ms. McCarragher is a Managing Director and Co-Head of Growth Equity of Jennison and has co-managed the Fund since 2013 and been involved in portfolio management for the Fund since 1998. Ms. McCarragher will serve as a portfolio manager for the Fund through February 28, 2026 and will then transition to an advisory role until her retirement from Jennison in mid-2026.
Blair A. Boyer Jennison Associates LLC
Mr. Boyer is a Managing Director and Co-Head of Growth Equity of Jennison and has co-managed the Fund since 2019.
Natasha Kuhlkin, CFA Jennison Associates LLC
Ms. Kuhlkin is a Managing Director and Co-Head of Growth Equity of Jennison and has co-managed the Fund since 2019.
Owuraka Koney, CFA Jennison Associates LLC
Mr. Koney is a Managing Director, a Large Cap Growth Equity Portfolio Manager and an Equity Research Analyst of Jennison and has co-managed the Fund since 2025.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1  There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
HARBOR CAPITAL APPRECIATION FUND
July 1, 2025
Retirement Class	Institutional Class	Administrative Class	Investor Class

HNACX	HACAX	HRCAX	HCAIX

HF.SP.CA.0725
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302